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                                                                    EXHIBIT 10.9

                SEVENTH AMENDMENT TO LOAN AND SECURITY AGREEMENT
                                [May 12, 1994]

     This Seventh Amendment to Loan and Security Agreement (the "Amendment") is made and entered into effective as of May 12, 1994, by and between RED MAN PIPE & SUPPLY CO., an Oklahoma corporation ("Borrower"), and BARCLAYS BUSINESS CREDIT, INC., a Connecticut corporation ("Lender").

                            PRELIMINARY STATEMENTS:

     1. Borrower and Lender have entered into that certain Loan and Security Agreement dated as of May 3, 1991, as heretofore amended (as amended, the "Agreement").

     2. Borrower and Lender desire to amend the Agreement and the other Agreements as hereinafter set forth.

                                  AGREEMENTS:

     NOW, THEREFORE, in consideration of the agreements herein contained, subject to the terms and conditions set forth herein, Borrower and Lender hereby agree as follows, and agree that, subject to satisfaction of the provisions of
Section 8 hereof, the amendments specified below shall be effective from and after the date hereof and shall be incorporated into the Agreement and shall supersede those provisions in the Agreement referenced as follows:

     1.  DEFINITIONS.

          (a) Terms used herein and defined in the Agreement shall have the meanings set forth in the Agreement except as otherwise provided herein.

          (b) The definition of "Borrowing Base" contained in Section 1.1 of the Agreement is hereby deleted, and the following shall be substituted therefor:

               "Borrowing Base - as at any date of determination thereof, an amount equal to the lesser of:

                    (a) the Commitment as of such date, minus the outstanding
               principal amount of the Term Loan as of such date; or

                    (b)  an amount up to:

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               (i) ninety percent (90%) of the net amount (after deduction of such reserves as Lender deems proper and necessary in its sole discretion, including a reserve for sales tax payables) of Eligible Accounts outstanding at such date;

          PLUS

               (ii) the lesser of (A) $1,500,000 or (B) ninety percent (90%) of the net amount (after deduction of such reserves as Lender deems proper and necessary in its sole discretion, including a reserve for sales tax payables) of Eligible International Accounts outstanding at such date;

          PLUS

               (iii) the lesser of (A) $10,000,000 or (B) sixty percent (60%) of the value (after deduction of such reserves as Lender deems proper and necessary in its sole discretion) of Eligible Inventory at such date consisting of tubular goods held for sale in the ordinary course of Borrower's business, calculated on the basis of the lower of cost or market;

          PLUS

               (iv) the lesser of (A) $6,000,000 or (B) forty percent (40%) of the value (after deduction of such reserves as Lender deems proper and necessary in its sole discretion) of Eligible Inventory at such date consisting of consumable supplies held for sale in the ordinary course of Borrower's business, calculated on the basis of the lower of cost or market;

               MINUS (subtract from the sum of clauses (i), (ii), (iii) and (iv) above)

               (iv) an amount equal to the sum of (A) the face amount of all LC Guaranties and Letters of Credit issued by Lender or Affiliates of Lender and outstanding at such date and (B) any amounts which Lender


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          may be obligated to pay in the future for the account of Borrower pursuant to this Agreement, the other Agreements or otherwise.

     For purposes hereof, the net amount of Eligible Accounts or Eligible International Accounts, as the case may be, at any time shall be the face amount of such Eligible Accounts or such Eligible International Accounts, less any and all returns, discounts (which may, at Lender's option, be calculated on shortest terms), credits, allowances or excise taxes of any nature at any time issued, owing, claimed by Account Debtors, granted, outstanding or payable in connection with such Accounts at such time."

          (c) The definitions of "Supply Inventory Advance Rate" and "Supply Inventory Maximum" contained in Section 1.1 of the Agreement are hereby deleted in their entirety.

     2. EXHIBITS. All references in the Agreement (as amended hereby) to Exhibit "J" shall hereafter be deemed to be references to Exhibit "J" attached hereto.

     3. CONDITIONS. The obligation of Lender to be bound by the provisions of this Amendment shall be subject to the fulfillment of the following conditions precedent on or before the date hereof.

          (a) Lender shall have received the following, duly executed by each party thereto, other than Lender:

               (i)  this Amendment; and

               (ii) all other documents Lender may reasonably request with respect to any matter relevant to this Amendment or the transactions contemplated hereby.

          (b) Borrower and Guarantor shall have performed and complied with all agreements and conditions contained in the Agreement and the other Agreements which are required to be performed or complied with by Borrower or Guarantor before or on the date hereof.

          (c) The representations and warranties contained in the Agreement, as amended hereby, and the other Agreements shall be true and correct in all material respects as of the date hereof, with the same force and effect as though made on and as of this date.


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          (d) No material adverse change shall have occurred in the business operations, financial condition or prospects of Borrower or Guarantor, and no material adverse litigation shall be pending or, to the knowledge of Borrower or Guarantor, threatened, against Borrower or Guarantor.

          (e) All corporate and legal proceedings and all documents required to be completed and executed by the provisions of, and all instruments to be executed in connection with the transactions contemplated by, this Amendment and any related agreements shall be satisfactory in form and substance to Lender.

     4. NO WAIVER. Except as otherwise specifically provided for in this Amendment, nothing contained herein shall be construed as a waiver by Lender of any covenant or provision of the Agreement, the Other Agreements, this Amendment, or of any other contract or instrument between Borrower and Lender, and the failure of Lender at any time or times hereafter to require strict performance by Borrower of any provision thereof shall not waive, affect or diminish any right of Lender to thereafter demand strict compliance therewith. Lender hereby reserves all rights granted under the Agreement, the other Agreements, this Amendment and any other contract or instrument between Borrower and Lender.

     5. REPRESENTATIONS AND WARRANTIES. Borrower hereby represents and warrants to Lender that (a) the execution, delivery and performance of this Amendment and any and all other Agreements executed and/or delivered in connection herewith have been authorized by all requisite corporate action on the part of Borrower and will not violate the Certificate of Incorporation or Bylaws of Borrower; (b) the representations and warranties contained in the Loan Agreement, as amended hereby, and any other Agreement are true and correct on and as of the date hereof and on and as of the date of execution hereof as though made on and as of each such date; (c) no Default or Event of Default under the Loan Agreement, as amended hereby, has occurred and is continuing, unless such Default or Event of Default has been specifically waived in writing by Lender; and (d) Borrower is in full compliance with all covenants and agreements contained in the Loan Agreement and the other Agreements, as amended hereby.

     6. SEVERABILITY. Any provision of this Amendment held by a court of competent jurisdiction to be invalid or unenforceable shall not impair or invalidate the remainder of this Amendment and the effect thereof shall be confined to the provision so held to be invalid or unenforceable.


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     7.   EXPENSES.  Borrower shall pay all out-of-pocket expenses arising in connection with the preparation, execution, delivery and administration of this Amendment, including, but not limited to, all reasonable legal fees and expenses incurred by Lender.

     8. CONTINUED EFFECT. Except to the extent amended hereby, all terms, provisions and conditions of the Agreement and all of the other Agreements shall continue in full force and effect and shall remain enforceable and binding in accordance with their resPective terms.

     9. FURTHER ASSURANCES. Borrower shall, at Lender's request, promptly execute or cause to be executed and delivered to Lender any and all documents, instruments or agreements deemed necessary by Lender to continue perfection of Lender's Liens, to facilitate collection of the Collateral or otherwise to give effect to or carry out the terms or intent of this Amendment.

     10. COUNTERPARTS. This Amendment may be executed in any number of counterparts, each of which shall for all purposes be deemed an original and all of which are identical. All parties need not execute the same counterpart.

     11. FINAL AGREEMENT. THIS WRITTEN AMENDMENT AND THE OTHER LOAN DOCUMENTS REPRESENT THE FINAL AGREEMENT BETWEEN THE PARTIES AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS, OR SUBSEQUENT ORAL AGREEMENTS OF THE PARTIES. THERE ARE NO UNWRITTEN ORAL AGREEMENTS BETWEEN THE PARTIES.

     12. RELEASE. BORROWER HEREBY ACKNOWLEDGES THAT IT HAS NO DEFENSE, COUNTERCLAIM, OFFSET, CROSS-COMPLAINT, CLAIM OR DEMAND OF ANY KIND OR NATURE WHATSOEVER THAT CAN BE ASSERTED TO REDUCE OR ELIMINATE ALL OR ANY PART OF ITS LIABILITY TO REPAY THE "OBLIGATIONS" OR TO SEEK AFFIRMATIVE RELIEF OR DAMAGES OF ANY KIND OR NATURE FROM LENDER. BORROWER HEREBY VOLUNTARILY AND KNOWINGLY RELEASES AND FOREVER DISCHARGES LENDER, ITS PREDECESSORS, AGENTS, EMPLOYEES, SUCCESSORS AND ASSIGNS, FROM ALL PoSSIBLE CLAIMS, DEMANDS, ACTIONS, CAUSES OF ACTION, DAMAGES, COSTS, EXPENSES, AND LIABILITIES WHATSOEVER, KNOWN OR UNKNOWN, ANTICIPATED OR UNANTICIPATED, SUSPECTED OR UNSUSPECTED, FIXED, CONTINGENT, OR CONDITIONAL, AT LAW OR IN EQUITY, ORIGINATING IN WHOLE OR IN PART ON OR BEFORE THE DATE THIS AMENDMENT IS EXECUTED, WHICH THE BORROWER MAY NOW OR HEREAFTER HAVE AGAINST LENDER, ITS PREDECESSORS, AGENTS, EMPLOYEES, SUCCESSORS AND ASSIGNS, IF ANY, AND IRRESPECTIVE OF WHETHER ANY SUCH CLAIMS ARISE OUT OF CONTRACT, TORT, VIOLATION OF LAW OR REGULATIONS, OR OTHERWISE, AND ARISING FROM ANY "LOANS", INCLUDING, WITHOUT LIMITATION, ANY CONTRACTING FOR, CHARGING, TAKING, RESERVING, COLLECTING OR RECEIVING INTEREST


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IN EXCESS OF THE HIGHEST LAWFUL RATE APPLICABLE, THE EXERCISE OF ANY RIGHTS AND
REMEDIES UNDER THE LOAN AGREEMENT OR OTHER AGREEMENTS, AND NEGOTIATION FOR AND EXECUTION OF THIS AMENDMENT.

     EXECUTED to be effective as of the date first above written.

                                    RED MAN PIPE & SUPPLY CO.

                                    By:      /s/ Dee Paige
                                       ------------------------------
                                    Name:     Dee Paige
                                         ----------------------------
                                    Title:       V.P.-Finance
                                          ---------------------------

                                    BARCLAYS BUSINESS CREDIT, INC.

                                    By:      /s/  Joy L. Bartholomew
                                       ------------------------------
                                    Name:    Joy L. Bartholomew
                                         ----------------------------
                                    Title:     Group Vice President
                                          ---------------------------

The undersigned Guarantor, having guaranteed to Lender the payment of the obligations, as such term is defined in the Unconditional Limited Guaranty (the "Guaranty") executed by Guarantor on May 3, 1991, hereby acknowledges, confirms, and agrees that (i) the execution and delivery of this Amendment does not alter, affect, diminish, release or reduce his liability under the Guaranty, and (ii) the Guaranty is in full force and effect to secure the obligations described therein.


                                      /s/ Lewis B. Ketchum
                                    ---------------------------------
                                    LEWIS B. KETCHUM


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